UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          July 15, 2015 (July 8, 2015)
                Date of Report (Date of earliest event reported)


                                 ASTERIKO CORP.
             (Exact name of registrant as specified in its charter)

          NEVADA                       333-197692                37-1757067
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)

                         616 Corporate Way, Suite 2-6834
                            Valley Cottage, NY 10989
                            Telephone: (845) 512-5020

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K a change in certifying accountants. Effective July 8, 2015, the Registrant's certifying accountant, Li and Company, P.C. ("Li & Co.") resigned as the Registrant's independent registered public accounting firm.

(A)(1) PREVIOUS INDEPENDENT ACCOUNTANT

(i) The Registrant reports a change in certifying accountants, which involved Li & Co. resigning as the Registrant's independent registered public accounting firm effective July 10, 2015.

(ii) Li & Co. issued reports on the Registrant's consolidated financial statements for the fiscal years ended June 30, 2014. This report did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the board of directors of the Registrant on July 10, 2015.

(iv) In connection with the audits of the Registrant's consolidated financial statements for the years ended June 30, 2014 and any subsequent interim period through the date of declining to stand for re-election, there were no disagreements, resolved or not, with Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Li & Co., would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant's consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(A)(2) ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANT

On July 10, 2015, the Registrant's board of directors recommended and approved the engagement of M&K CPAS, PLLC ("M&K") as its independent accountant to audit the Registrant's consolidated financial statements for its fiscal year ended June 30, 2015.

Prior to July 10, 2015, the date that M&K was retained as the principal independent accountants of the Registrant:

(i) The Registrant did not consult M&K regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(ii) Neither a written report nor oral advice was provided to the Registrant by M&K that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(iii) The Registrant did not consult M&K regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in
Item 304(a)(1)(v) of Regulation S-K.

(A)(3) The Registrant has provided R Li & Co. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Li & Co. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the respects in which Li & Co. does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    16.1  Letter from Li & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ASTERIKO CORP.

                                        By  /s/ Ilia Tomski
                                          --------------------------------------
                                        Name:  Ilia Tomski
                                        Title: Chief Executive Officer

Date: July 15, 2015

                                       3